UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 6, 2018
(Date of earliest event reported)

CSAIL 2017-CX10 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001720474)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)
BSPRT Finance, LLC

(Central Index Key Number 0001722518)
Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333- 207361-07	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 6.02.	Change of Servicer or Trustee.

On November 30, 2017, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the CSAIL 2017-CX10 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX10. The Certificates represent, in the aggregate, the entire beneficial ownership in the CSAIL 2017-CX10 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 76 commercial and multifamily properties.

The Mortgage Loan identified as “Lehigh Valley Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Lehigh Valley Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Lehigh Valley Mall Whole Loan”) that includes such Mortgage Loan and five pari passu companion loans that are not assets of the Issuing Entity (the “Lehigh Valley Mall Companion Loans”). On January 31, 2018, the Lehigh Valley Mall Companion Loan designated as Note A-1-A was included in the Benchmark 2018-B1 securitization transaction. Beginning on that date, the Lehigh Valley Mall Whole Loan, including the Lehigh Valley Mall Mortgage Loan, will be primarily and specially serviced pursuant to the Benchmark 2018-B1 pooling and servicing agreement, dated as of January 1, 2018 (the “Benchmark 2018-B1 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Benchmark 2018-B1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The terms and conditions of the Benchmark 2018-B1 Pooling and Servicing Agreement applicable to the servicing of the Lehigh Valley Mall Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 20, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of January 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2018	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of January 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)